Exhibit 10.1

Execution Version

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this “Agreement”) is entered into as of December 9, 2025, by and between ETHZilla Corporation, a Delaware corporation (“ETHZilla” or the “Buyer”), and ___________ (the “Seller”), each sometimes referred to herein as a “Party” and together as the “Parties.”

A.	Pursuant to that certain Series B-3 Preferred Stock Purchase Agreement (the “Series B-3 SPA”) by and between Zippy, Inc. (“Zippy”) and Buyer executed simultaneously with and as a condition precedent to the effectiveness of this Agreement, Buyer agreed to acquire from Zippy, and Zippy agreed to sell to Buyer, that number of shares of Series B-3 Preferred Stock of Zippy, that after giving effect to the transactions contemplated by this Agreement, that certain Stock Purchase Agreement by and between ETHZilla and ______ dated as of the date hereof, and the Series B-3 SPA, results in Buyer holding, on an as-converted-to-common-stock and fully-diluted basis, fifteen percent (15%) of the outstanding equity securities of Zippy; and

B.	Seller desires to sell to ETHZilla, and ETHZilla desires to purchase from Seller, ______ shares of Common Stock par value $0.000001 per share of Zippy (the “Zippy Shares”) pursuant to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

Article I.
Purchase and Sale of the Zippy Shares

Section 1.01 Purchase and Sale. On the Effective Date (as defined below) (the “Closing”) and upon the terms and subject to the conditions set forth herein, the Seller shall be deemed to have delivered and sold the Zippy Shares to ETHZilla, free and clear of all liens and encumbrances (other than restrictions due to the fact that the Zippy Shares are ‘restricted securities’ as such term is defined in Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”)), and ETHZilla shall be deemed to have purchased the Zippy Shares from the Seller for a purchase price equal to $6.5403 per Share (the “Purchase Price”).

Section 1.02 Delivery of the Zippy Shares; Payment of Purchase Price. Concurrently with the Closing, (a) the Seller has delivered to ETHZilla the Stock Power and Assignment of Uncertificated Shares of Preferred Stock in the form of Exhibit A hereto (the “Assignment”); and (b) ETHZilla shall pay the Purchase Price to the Seller by the issuance of ______ shares of ETHZilla common stock, par value $0.0001 per share (the “ETHZilla Shares”), provided that such delivery of the ETHZilla Shares shall not affect the Effective Date because ETHZilla may need up to 15 days to deliver the ETHZilla Shares to Zippy.

Section 1.03 Effective Date. The “Effective Date” shall be the date of “Closing” as defined in the Series B-3 SPA.

Article II.
Representations and Warranties of the Seller

Subject to all of the terms, conditions and provisions of this Agreement, the Seller represents and warrants to ETHZilla as follows:

Section 2.01 Authority. The Seller has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and thereby. The Seller has duly and validly executed and delivered this Agreement and will, on or after the Closing, execute, such other documents as may be required hereunder and, assuming the due authorization, execution and delivery of this Agreement by the Parties hereto and thereto. Seller is authorized to affect the transactions contemplated herein. This Agreement constitutes the legal, valid and binding obligation of Seller in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and general equitable principles.

Section 2.02 No Conflict. The execution, delivery and performance by the Seller of this Agreement, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by all requisite action on the part of the Seller and do not and will not, with or without the passage of time, the giving of notice, or both: (a) violate, conflict with, or result in a breach of any provision of any law, statute, ordinance, order, rule, regulation, judgment, decree or injunction applicable to the Seller or Zippy; (b) violate, conflict with, result in a breach of, constitute a default under, or give rise to a right of termination, cancellation, amendment, acceleration, or suspension of any material contract, agreement, lease, license, indenture, instrument, commitment or obligation to which the Seller or Zippy is a party or by which any of their respective properties or assets are bound; (c) violate or conflict with Zippy’s Fifth Amended and Restated Certificate of Incorporation (the “Charter”), Zippy’s bylaws (the “Bylaws) or other organizational documents of Zippy; (d) result in the creation, imposition or enforcement of any lien, encumbrance, security interest, or other adverse claim upon any of the Zippy Shares; or (e) require any consent, approval, authorization, notice filing, order or registration of or with any governmental authority or any third party (other than those which have been duly obtained or made and remain in full force and effect).

Stock Purchase Agreement

Section 2.03 Title to Zippy Shares. The Seller is the sole record and beneficial owner of the Zippy Shares (the “Seller’s Shares”) and holds good, valid, and marketable title to all of the Seller’s Shares, free and clear of any liens, pledges, claims, charges, security interests, restrictions, encumbrances, equities, options, warrants, rights of first refusal or first offer, preemptive rights, voting agreements, or other adverse claims of any nature whatsoever, other than the Investment Documents (as defined below). The Seller has full power, authority, and unrestricted right to vote, sell, assign, transfer, and otherwise dispose of the Seller’s Shares and has not granted any proxy, voting trust, option, warrant, purchase right, conversion right, call right, commitment, agreement, or other right of any kind to any person or entity with respect to the Seller’s Shares that remains outstanding or has not been validly terminated, withdrawn, or expired, nor does any other person have any interest, direct or indirect, in the Seller’s Shares or any right to acquire such Shares, other than the Investment Documents. Upon the sale, assignment, transfer, and delivery of the Seller’s Shares to ETHZilla pursuant to this Agreement, good, valid, and marketable title to the Seller’s Shares will pass to ETHZilla, free and clear of all liens, security interests, encumbrances, adverse claims, restrictions on transfer, or other burdens of any kind, other than those arising solely from ETHZilla’s status as a holder of restricted securities under applicable federal and state securities laws (collectively, the “Encumbrances”), other than the Investment Documents, and ETHZilla shall thereafter hold all rights, title, and interests in and to the Seller’s Shares, including all voting, economic, and dividend rights associated therewith.

Section 2.04 Brokers, Finders and Financial Advisors. No broker, finder or financial advisor has acted for the Seller in connection with this Agreement or the transactions contemplated hereby or thereby, and no broker, finder or financial advisor is entitled to any broker’s, finder’s or financial advisor’s fee or other commission in respect thereof based in any way on any contract with Seller.

Section 2.05 Compliance with Series B-3 SPA. Seller agrees and confirms that ETHZilla has provided the Seller registration rights as set forth in that certain Registration Rights Agreement by and among Zippy, ETHZilla, Seller, and ______ dated as of the date hereof (the “Registration Rights Agreement”), as described in Section 4.01 hereof. In consideration therefore, Seller agrees to be bound by all of the terms of the Series B-3 SPA which apply to Selling Stockholders (as defined in the Series B-3 SPA), including, but not limited to, Section 6.5 thereof.

Section 2.06 Securities Representations.

(a) Seller recognizes that the ETHZilla Shares have not been registered under the Securities Act, nor under the securities laws of any state and, therefore, cannot be resold unless the resale of the ETHZilla Shares is registered under the Securities Act or unless an exemption from registration is available, provided that ETHZilla has provided the Seller certain registration rights as described in Section 4.01 hereof;

Stock Purchase Agreement

(b) Seller may not sell the ETHZilla Shares without registering them under the Securities Act and any applicable state securities laws unless exemptions from such registration requirements are available with respect to any such sale;

(c) Seller is acquiring the ETHZilla Shares for its own account for long-term investment and not with a view toward resale, fractionalization or division, or distribution thereof, and it does not presently have any reason to anticipate any change in its circumstances, financial or otherwise, or particular occasion or event which would necessitate or require the sale or distribution of ETHZilla Shares. Seller agrees to set forth the terms of its ownership, record address and social security number/EIN on the Share Registration Form, a form of which is attached hereto as Exhibit B (the “Share Registration Form”);

(d) Seller acknowledges that it is an “accredited investor” as such term is defined in Rule 501 of Regulation D of the Securities Act;

(e) Seller is aware of, has received and had an opportunity to review (A)  (i) ETHZilla’s Annual Report on Form 10-K for the year ended December 31, 2024; and (ii) ETHZilla’s Quarterly Reports on Form 10-Q and current reports on Form 8-K from January 1, 2025, to the date of Seller’ entry into this Agreement (which filings can be accessed by going to https://www.sec.gov/search/search.htm, typing “ETHZilla Corp” in the “Name, ticker symbol, or CIK” field, and clicking the “Submit” button), in each of case (i) and (ii), including the audited and unaudited financial statements, description of business, risk factors, results of operations, certain transactions and related business disclosures described therein (collectively the “Disclosure Documents”) and an independent investigation made by it of ETHZilla; (B) has, a reasonable time prior to the date of this Agreement, been given an opportunity to review material contracts and documents of ETHZilla and has had an opportunity to ask questions of and receive answers from ETHZilla’s officers and directors and has no pending questions as of the date of this Agreement; and (C) is not relying on any oral representation of ETHZilla or any other person, nor any written representation or assurance from ETHZilla; in connection with Seller’s acceptance of the ETHZilla Shares and investment decision in connection therewith. Seller acknowledges that due to its receipt of and review of the information described above, he, she or it has received similar information as would be included in a Registration Statement filed under the Securities Act;

(f) Seller has such knowledge and experience in financial and business matters such that Seller is capable of evaluating the merits and risks of an investment in ETHZilla Shares and of making an informed investment decision, and does not require a representative in evaluating the merits and risks of an investment in ETHZilla Shares;

Stock Purchase Agreement

(g) Seller acknowledges that he, she or it is a sophisticated investor capable of assessing and assuming investment risks with respect to securities, including the ETHZilla Shares, and further acknowledges that ETHZilla is entering into this Agreement with Seller in reliance on this acknowledgment and with Seller’s understanding, acknowledgment and agreement that ETHZilla is privy to material non-public information regarding ETHZilla (collectively, the “Non-Public Information”), which Non-Public Information may be material to a reasonable investor, such as Seller, when making investment disposition decisions, including the decision to enter into this Agreement, and Seller’s decision to enter into this Agreement is being made with full recognition and acknowledgment that ETHZilla is privy to the Non-Public Information, irrespective of whether such Non-Public Information has been provided to Seller. Seller hereby waives any claim, or potential claim, it has or may have against ETHZilla relating to ETHZilla’s possession of Non-Public Information. Seller has specifically requested that ETHZilla not provide it with any Non-Public Information, and ETHZilla has not provided Seller with any Non-Public Information in connection with this Agreement. Seller understands and acknowledges that ETHZilla would not enter into this Agreement in the absence of the representations and warranties set forth in this paragraph, and that these representations and warranties are a fundamental inducement to ETHZilla in entering into this Agreement;

(h) Seller has had an opportunity to ask questions of and receive satisfactory answers from ETHZilla, or any person or persons acting on behalf of ETHZilla, concerning the terms and conditions of this Agreement and ETHZilla, and all such questions have been answered to the full satisfaction of Seller; and

(i) Seller recognizes that an investment in ETHZilla is a speculative venture. The ownership of ETHZilla Shares as an investment involves special risks;

(j) Seller realizes that ETHZilla Shares cannot readily be sold until or unless they are registered under the Securities Act as contemplated by Section 4.01 hereof, as they will be restricted securities; and therefore the ETHZilla Shares must not be accepted unless Seller has liquid assets sufficient to assure that such purchase will cause no undue financial difficulties and Seller can provide for current needs and possible personal contingencies;

(k) Seller confirms and represents that it is able (i) to bear the economic risk of its investment, (ii) to hold ETHZilla Shares for an indefinite period of time, and (iii) to afford a complete loss of its investment;

(l) Seller has carefully considered and has, to the extent it believes such discussion necessary, discussed with its professional, legal, tax and financial advisors, the suitability of an investment in ETHZilla Shares for its particular tax and financial situation and its advisers, if such advisors were deemed necessary, have determined that ETHZilla Shares are a suitable investment for it;

(m) Seller has not become aware of and has not been offered ETHZilla Shares by any form of general solicitation or advertising, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or other similar media or television or radio broadcast or any seminar or meeting where, to Seller’s knowledge, those individuals that have attended have been invited by any such or similar means of general solicitation or advertising;

Stock Purchase Agreement

(n) Seller confirms and acknowledges that ETHZilla Shares will bear the following restrictive legend (or a similar legend), until or unless registered under the Securities Act:

‘‘THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, OR HYPOTHECATED WITHOUT EITHER: i) REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR ii) SUBMISSION TO THE CORPORATION OF AN OPINION OF COUNSEL, SATISFACTORY TO THE CORPORATION THAT SAID SHARES AND THE TRANSFER THEREOF ARE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS.’’

(o) Seller understands that the Lock-Up Shares shall contain the following legend (the “Contract Legend”):

“THIS SECURITY IS ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AS SET FORTH IN SECTION 6.1 OF THE SERIES B-3 PREFERRED STOCK PURCHASE AGREEMENT, DATED AS OF DECEMBER 9, 2025, AS MAY BE AMENDED FROM TIME TO TIME, BY AND AMONG ZIPPY, INC. AND ETHZILLA CORPORATION, AND THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE THEREWITH.”

Article III.
Representations and Warranties of ETHZilla

Subject to all of the terms, conditions and provisions of this Agreement, ETHZilla hereby represents and warrants to the Seller as follows:

Section 3.01 Authority. ETHZilla has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and thereby. ETHZilla has duly and validly executed and delivered this Agreement and, assuming the due authorization, execution and delivery of this Agreement by the other Parties hereto and thereto, this Agreement constitutes the legal, valid and binding obligation of ETHZilla, enforceable against ETHZilla in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and general equitable principles.

Stock Purchase Agreement

Section 3.02 No Conflict. The execution and delivery by ETHZilla of this Agreement and the consummation of the transactions contemplated hereby and thereby do not and shall not, by the lapse of time, the giving of notice or otherwise: (a) constitute a violation of any law; or (b) constitute a breach of any provision contained in, or a default under, any governmental approval, any writ, injunction, order, judgment or decree of any governmental authority or any contract to which ETHZilla is a party or by which ETHZilla is bound or affected.

Section 3.03 Brokers, Finders and Financial Advisors. No broker, finder or financial advisor has acted for ETHZilla in connection with this Agreement or the transactions contemplated hereby or thereby, and no broker, finder or financial advisor is entitled to any broker’s, finder’s or financial advisor’s fee or other commission in respect thereof based in any way on any contract with ETHZilla.

Section 3.04 Exempt Transaction. ETHZilla understands that the sale of the Zippy Shares is intended to be exempt from registration under the Securities Act and exempt from registration or qualification under any state law.

Section 3.05 Accredited Investor. ETHZilla acknowledges that it is an “accredited investor” as such term is defined in Rule 501 of Regulation D of the Securities Act and ETHZilla recognizes that there is no established trading market for the Zippy Shares and it is extremely unlikely that any public market for the Zippy Shares will develop.

Section 3.06 Purchase for Own Account. ETHZilla is purchasing the Zippy Shares solely for its own account for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof. ETHZilla acknowledges that the Zippy Shares are not registered under the Securities Act, or any state securities laws, and that the Zippy Shares may not be transferred or sold except pursuant to the registration provisions of the Securities Act or pursuant to any applicable exemption therefrom and subject to state securities laws and regulations, as applicable.

Section 3.07 Bad Actor Status. ETHZilla is not subject to any “bad actor” disqualifying events as set forth in Rule 506(d) of Regulation D promulgated under the Securities Act.

Section 3.08 Capitalization. ETHZilla is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The authorized capital stock of the ETHZilla consists of 5,000,000,000 shares of ETHZ Common Stock and 5,000,000 shares of preferred stock, par value $0.0001 per share (the “ETHZilla Preferred Stock”). As of December 9, 2025, there were 17,118,491 shares of Common Stock issued and outstanding, no shares of ETHZilla Preferred Stock issued and outstanding, and no shares of ETHZilla Common Stock held in the treasury of ETHZilla. All outstanding shares of capital stock of ETHZilla have been duly authorized and validly issued and are fully paid and non-assessable, and were issued in compliance with applicable federal and state securities laws and, to the extent applicable, the rules of The Nasdaq Capital Market. Except as set forth in the ETHZilla’s SEC Reports filed prior to the date of this Agreement, there are no (a) outstanding options, warrants, rights (including rights of first refusal or preemptive rights) or other agreements or commitments of any kind for the issuance, sale, registration or repurchase by the ETHZilla of any shares of capital stock or securities convertible into or exchangeable for, or that otherwise confer on the holder any right to acquire, any shares of capital stock of the ETHZilla, (b) obligations of the ETHZilla to grant, extend, modify or enter into any such option, warrant, right or agreement, or (c) outstanding securities or instruments convertible into or exchangeable for any shares of capital stock of the ETHZilla, or that contain anti-dilution or similar adjustment provisions (other than customary adjustments for stock splits, stock dividends and similar transactions). ETHZilla has no shareholder rights plan (poison pill) in effect. All outstanding shares of capital stock and all options, warrants and other rights to acquire capital stock were issued in compliance in all material respects with applicable laws and the organizational documents of the ETHZilla. There are no liens or encumbrances on any outstanding shares of capital stock of ETHZilla other than restrictions imposed by applicable securities laws, the organizational documents of ETHZilla or as set forth in the SEC Reports.

Stock Purchase Agreement

Section 3.09 Investor Documents. ETHZilla understands and agrees that the Zippy Shares are bound by (i) that certain Third Amended and Restated Investors’ Rights Agreement, dated as of the date hereof (the “Investors’ Rights Agreement”), which contains certain provisions governing, among other things, the transfer and registration of the Zippy Shares, (ii) that certain Third Amended and Restated Voting Agreement, dated as of the date hereof (the “Voting Agreement”), which contains certain provisions governing, among other things, the voting of the Zippy Shares, (iii) that certain Third Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of the date hereof (the “ROFR and Co-Sale Agreement,” and, collectively with the Investors’ Rights Agreement and the Voting Agreement, the “Investor Agreements”), which contains certain provisions governing, among other things, the transfer of the Zippy Shares, (iv) the Charter and (v) the Bylaws ( collectively with the Charter and the Investor Agreements, the “Investment Documents”). ETHZilla acknowledges that it has carefully read each of the Investment Documents and understands the terms and conditions thereof. As a condition to receiving the Zippy Shares, ETHZilla acknowledges that if it is not already a party to the Investor Agreements, it must deliver a joinder to the Investor Agreements agreeing to be bound thereby to Zippy.

Section 3.10 Restrictions on Transfer. ETHZilla understands and agrees that the Zippy Shares must be held indefinitely unless they are subsequently registered under the Securities Act and, where required, under the laws of other applicable jurisdictions, or unless an exemption from registration is available. Even if such an exemption is available, ETHZilla understands and agrees that the Zippy Shares may not be offered, sold, pledged or otherwise transferred, encumbered or disposed of (collectively, a “Transfer”) except in accordance with the provisions of the Investment Documents. ETHZilla will not Transfer the Zippy Shares (in whole or in part) or any interest therein in contravention of any applicable state, federal and/or foreign laws. ETHZilla acknowledges and agrees that any certificates or book-entry records representing the Zippy Shares shall contain a restrictive legend to such effect in substantially the following form:

‘‘THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.’’

Stock Purchase Agreement

Article IV.
Registration Rights

Section 4.01 Registration Rights. Seller shall be deemed a Selling Stockholder under the Series B-3 SPA and a Holder under the Registration Rights Agreement, for all purposes, and shall have the rights of a Selling Stockholder and Holder, as applicable, as set forth therein.

Section 4.02 Lock-Up.

(a) During the period commencing on the date of Closing and continuing until the Final Lock-Up Release Date, Seller shall not, directly or indirectly, offer, sell, pledge, grant any option to purchase, lend, transfer or otherwise dispose of any of the ETHZilla Shares (the “Lock-Up Shares”), except as expressly permitted herein. Such Lock-Up Shares shall be released from the restrictions of this Section 4.02 as follows: (i) fifty percent (50%) on the Registration Statement Effectiveness Date (as defined in the Series B-3 SPA) and (ii) fifty percent (50%) on the six (6) month anniversary of the Registration Statement Effectiveness Date, (each, a “Lock-Up Release Date”); provided that, if the stock price of ETHZ Common Stock (as listed on The Nasdaq Capital Market) is equal to or greater than the Trigger Per Share Price (as defined in the Series B-3 SPA), then 100% of the Lock-Up Shares shall be released from the restrictions of this Section 4.02 (a “Stock Price Trigger Event”). All Lock-Up Shares shall be released on the date that is the earlier of (A) six (6) months following the Registration Statement Effectiveness Date, (B) the date of the Stock Price Trigger Event or (C) upon a Change of Control (as defined in the Series B-3 SPA).

(b) Notwithstanding the foregoing, Seller may transfer Lock-Up Shares (i) to an affiliate of Seller for bona fide estate planning or intra-group purposes, (ii) by will or the laws of descent and distribution upon the death of Seller, or (iii) pursuant to a court order or settlement agreement in connection with a divorce; provided that, in each case, the transferee agrees in writing to be bound by the terms of this Section 4.02 and any applicable legends and stop-transfer instructions remain in place until the Lock-Up Shares are released in accordance with the schedule above.

Stock Purchase Agreement

(c) Upon each Lock-Up Release Date, ETHZilla shall, within three (3) Business Days, instruct ETHZilla’s transfer agent to remove the applicable stop-transfer instructions and legends with respect to the portion of Lock-Up Shares then released. Without limiting the foregoing, ETHZilla shall deliver any customary legal opinions of ETHZillas’s counsel, transfer agent letters, issuer representation letters or other documentation reasonably required by ETHZilla’s transfer agent to remove the Contract Legend. ETHZillas shall bear all fees and expenses of ETHZilla’s transfer agent and ETHZilla’s counsel in connection with such legend removal and related actions.

Article V.
Covenants

Section 5.01 Further Assurances. Seller and ETHZilla agree that, from time to time, whether before, at or after the Closing, each of them will take such other action and to execute, acknowledge and deliver such contracts, deeds, or other documents (a) as may be reasonably requested and necessary or appropriate to carry out the purposes and intent of this Agreement; (b) to effect or evidence the transfer to ETHZilla of the Zippy Shares held by or in the name of the Seller; and (c) to provide for the issuance of the ETHZilla Shares to Seller.

Section 5.02 Survival of Representations. All representations, warranties, and agreements made by any Party in this Agreement or pursuant hereto shall survive the execution and delivery hereof and any investigation at any time made by or on behalf of any Party.

Section 5.03 Joinders. Immediately following the Closing, to the extent that Buyer is not already a party to each agreement, Buyer shall deliver to Zippy a joinder to the Investors’ Rights Agreement, in the form attached hereto as Exhibit C, a joinder to the Voting Agreement, in the form attached hereto as Exhibit D, and a joinder to the ROFR and Co-Sale Agreement, in the form attached hereto as Exhibit E.

Stock Purchase Agreement

Article VI.
Miscellaneous

Section 6.01 Notices.

(a) General. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or: (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth on the signature page, or to such e-mail address, facsimile number or address as subsequently modified by written notice given in accordance with this Section 6.01. If notice is given to Seller, a copy shall also be sent to Jackson Walker LLP Attn: Patrick Rose IV, 2323 Ross Ave. Suite 600, Dallas, TX 75201, if notice is given to ETHZilla, a copy shall also be given to such address as set forth on the signature page hereto.

(b) Consent to Electronic Notice. ETHZilla consents to the delivery of any stockholder notice pursuant to the Delaware General Corporation Law, as amended or superseded from time to time (the “DGCL”), by electronic transmission pursuant to Section 232 of the DGCL at the electronic mail address set forth below ETHZilla’s name on the signature page hereto, as updated from time to time by notice to Seller, or as on the books of Seller. To the extent that any notice given by means of electronic transmission is returned or undeliverable for any reason, the foregoing consent shall be deemed to have been revoked until a new or corrected electronic mail address has been provided, and such attempted electronic notice shall be ineffective and deemed to not have been given. ETHZilla agrees to promptly notify Seller of any change in its electronic mail address, and that failure to do so shall not affect the foregoing.

Section 6.02 Benefit and Burden. This Agreement shall inure to the benefit of, and shall be binding upon, the Parties hereto and their successors and permitted assigns.

Section 6.03 No Third-Party Rights. Nothing in this Agreement shall be deemed to create any right in any creditor or other person not a Party hereto and this Agreement shall not be construed in any respect to be a contract in whole or in part for the benefit of any third party; provided that Zippy shall be able to rely on the representations and warranties of the Seller and ETHZilla Corporation made in Articles II and III above for any and all purposes.

Section 6.04 Amendments and Waiver. No amendment, modification, restatement or supplement of this Agreement shall be valid unless the same is in writing and signed by the Parties hereto. No waiver of any provision of this Agreement shall be valid unless in writing and signed by the Party against whom that waiver is sought to be enforced.

Stock Purchase Agreement

Section 6.05 Severability. Should any clause, sentence, paragraph, subsection, Section or Article of this Agreement be judicially declared to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Agreement, and the Parties agree that the part or parts of this Agreement so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom by the Parties, and the remainder will have the same force and effectiveness as if such stricken part or parts had never been included herein.

Section 6.06 Remedies. The Parties agree that the covenants and obligations contained in this Agreement relate to special, unique and extraordinary matters and that a violation of any of the terms hereof or thereof would cause irreparable injury in an amount which would be impossible to estimate or determine and for which any remedy at law would be inadequate. As such, the Parties agree that if either Party fails or refuses to fulfill any of its obligations under this Agreement or to make any payment or deliver any instrument required hereunder or thereunder, then the other Party shall have the remedy of specific performance, which remedy shall be cumulative and nonexclusive and shall be in addition to any other rights and remedies otherwise available under any other contract or at law or in equity and to which such Party might be entitled.

Section 6.07 Governing Law; Consent to Jurisdiction; Waiver of Trial By Jury; Etc.(a)

(a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

(b) The Parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of Delaware and to the jurisdiction of the United States District Court for the District of Delaware for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the state courts of Delaware or the United States District Court for the District of Delaware, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

WAIVER OF JURY TRIAL: EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

Stock Purchase Agreement

Each of the Parties to this Agreement consents to personal jurisdiction for any equitable action sought in the U.S. District Court for the District of Delaware or any court of the State of Delaware having subject matter jurisdiction.

Section 6.08 Expenses; Prevailing Party Costs. Seller and ETHZilla shall pay their own expenses incident to this Agreement and the transactions contemplated hereby and thereby. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

Section 6.09 Entire Agreement. This Agreement (including the Exhibits hereto), the Series B-3 SPA, and the Registration Rights Agreement constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled.

Section 6.10 Construction. When used in this Agreement, unless a contrary intention appears: (i) a term has the meaning assigned to it; (ii) “or” is not exclusive; (iii) “including” means including without limitation; (iv) words in the singular include the plural and words in the plural include the singular, and words importing the masculine gender include the feminine and neuter genders; (v) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; (vi) the words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision hereof; (vii) references contained herein to Article, Section, Schedule and Exhibit, as applicable, are references to Articles, Sections, Schedules and Exhibits in this Agreement unless otherwise specified; (viii) references to “writing” include printing, typing, lithography and other means of reproducing words in a visible form, including, but not limited to email; (ix) reference to a particular statute, regulation or law means such statute, regulation or law as amended or otherwise modified from time to time; (x) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein); (xi) the paragraph and section headings contained in this Agreement are for convenience only, and shall in no manner be construed as part of this Agreement; and (xii) references to “dollars”, “Dollars” or “$” in this Agreement shall mean United States dollars.

Section 6.11 Review and Construction of Documents. The Seller represents to ETHZilla and ETHZilla represents to the Seller, that (a) before executing this Agreement, said Party has fully informed itself of the terms, contents, conditions and effects of this Agreement; (b) said Party has relied solely and completely upon its own judgment in executing this Agreement; (c) said Party has had the opportunity to seek and has obtained the advice of its own legal, tax and business advisors before executing this Agreement; (d) said Party has acted voluntarily and of its own free will in executing this Agreement; and (e) this Agreement is the result of arm’s length negotiations conducted by and among the Parties and their respective counsel.

Section 6.12 Counterparts and Signatures. This Agreement may be executed in one (1) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

Section 6.13 No Presumption from Drafting. This Agreement has been negotiated at arm’s-length between persons knowledgeable in the matters set forth within this Agreement. Accordingly, given that all Parties have had the opportunity to draft, review and/or edit the language of this Agreement, no presumption for or against any Party arising out of drafting all or any part of this Agreement will be applied in any action relating to, connected with or involving this Agreement. In particular, any rule of law, legal decisions, or common law principles of similar effect that would require interpretation of any ambiguities in this Agreement against the Party that has drafted it, is of no application and is hereby expressly waived. The provisions of this Agreement shall be interpreted in a reasonable manner to affect the intentions of the Parties.

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Stock Purchase Agreement

IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the day and year first above written.

“SELLER”

Address: _______________________
___________________________
Email: _____________________

“BUYER”

ETHZilla Corporation

_____________________________

McAndrew Rudisill

Chief Executive Officer

Address: ETHZilla Corporation

2875 South Ocean Blvd, Suite 200

Palm Beach, FL 33480

McAndrew Rudisill,

Chief Executive Officer

Email: mcandrew@ethzilla.com

With copy to (which shall not constitute notice):

The Loev Law Firm, PC

Attn: David M. Loev and John S. Gillies

6300 West Loop South, Suite 280

Bellaire, Texas 77401

Email: dloev@loevlaw.com; and john@loevlaw.com

Stock Purchase Agreement